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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (Nos. 333-30913 and 333-67677) of Greater Bay Bancorp of our report dated June 22, 2001 relating to the financial statements of the Greater Bay Bancorp 401(k) Plan, which appears in the Annual Report on Form 11-K.



/s/PricewaterhouseCoopers LLP

San Francisco, California
June 22, 2001